
                                             NATIONSBANK, N.A.                                EXHIBIT 99
                             MONTHLY SERVICING REPORT - BOATMENS AUTO TRUST 1996-A
                                   NOVEMBER 1, 1998 THROUGH NOVEMBER 30, 1998


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance                                                       $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                        28.44%
    (ii)  Class A-1 Notes Balance                                                 $ 82,654,904.00
    (iii) Class A-1 Notes Rate                                                             5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                                        41.29%
    (ii)  Class A-2 Notes Balance                                                 $120,000,000.00
    (iii) Class A-2 Notes Rate                                                               6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                        26.27%
    (ii)  Class A-3 Notes Balance                                                 $ 76,343,707.00
    (iii) Class A-3 Notes Rate                                                               6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                                    4.00%
    (ii)  Class B Certificates Balance                                            $ 11,624,943.00
    (iii) Class B Certificates Rate                                                          7.05%
(F) Servicing Fee Rate                                                                       1.00%
(G) Weighted Average Coupon (WAC)                                                            9.53%
(H) Weighted Average Original Maturity (WAOM)                                               56.22   months
(I) Weighted Average Remaining Maturity (WAM)                                               49.45   months
(J) Number of Receivables                                                                  24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                         2.00%
    (ii)  Reserve Account Initial Deposit                                         $  5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25% loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                                                2.00%
          (b) Percent of Remaining Pool Balance                                              3.25%
          (c) Trigger Percent of Remaining Pool Balance                                      6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance                                                       $ 68,690,609.46
(B) Total Note and Certificate Pool Factor                                              0.2363560
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                                  $          0.00
    (ii) Class A-1 Notes Pool Factor                                                    0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                                  $          0.00
    (ii) Class A-2 Notes Pool Factor                                                    0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                                  $ 57,065,666.46
    (ii) Class A-3 Notes Pool Factor                                                    0.7474836
(F) Class B Certificates
    (i)  Class B Certificates Balance                                             $ 11,624,943.00
    (ii) Class B Certificates Pool Factor                                               1.0000000
(G) Reserve Account Balance                                                       $  4,121,436.57
(H) Cumulative Net Losses for All Prior Periods                                   $  5,126,699.77
(I) Net Loss Ratio for Second Preceding Period                                               2.58%
(J) Net Loss Ratio for Preceding Period                                                      3.81%
(K) Delinquency Ratio for Second Preceding Period                                            2.31%
(L) Delinquency Ratio for Preceding Period                                                   2.11%
(M) Weighted Average Coupon (WAC)                                                            9.49%
(N) Weighted Average Remaining Maturity (WAM)                                               25.59   months
(O) Number of Receivables                                                                  11,093

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                   $  4,441,312.99
    (ii)  Not Used                                                                           0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                     0.00
    (iv) Other Refunds Related to Principal                                                  0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                         508,259.07
    (ii)  Repurchased Loan Proceeds Related to Interest
(C) Weighted Average Coupon (WAC)                                                            9.43%
(D) Weighted Average Remaining Maturity (WAM)                                               23.97   months
(E) Remaining Number of Receivables                                                        10,640
(F) Delinquent Receivables



                                           Dollar Amount                  # Units
                                           -------------                  -------
    (i)  30-59 Days Delinquent               2,110,240         3.30%         284     2.67%
    (ii)  60-89 Days Delinquent                575,950         0.90%          73     0.69%
    (iii) 90 Days or More Delinquent           536,155         0.84%          67     0.63%

(G) Repossessions
                                           Dollar Amount                  # Units
                                           -------------                 --------
                                               266,543         0.42%          35    0.33%



D.  INPUTS  DERIVED  FROM  OTHER  SOURCES
-----------------------------------------


(A) Reserve Account Investment Income                                     $   15,765.44
(B) Aggregate Net Losses before Liquidation Proceeds and Recoveries for
       Collection Period (see note)                                          350,220.22
(C) Liquidated Receivables Information
    (i)   Not Used                                                                 0.00
    (ii)  Not Used                                                                 0.00
    (iii) Recoveries on Previously Liquidated Contracts                       44,025.35
(D) Aggregate Net Losses for Collection Period                               306,194.87
(E) Actual Number of Days in Interest Period                                         29

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections                                                  $  508,259.07
(B) Not Used                                                                       0.00
(C) Repurchased Loan Proceeds Related to Interest                                  0.00
(D) Recoveries from Prior Month Charge Offs                                   44,025.35
(E) Investment Earnings from the Reserve Account                              15,765.44
(F) Total Interest Collections                                               568,049.86

Principal:
(G) Principal Payments Received                                           $4,441,312.99
(H) Not Used                                                                       0.00
(I) Repurchased Loan Proceeds Related to Principal                                 0.00
(J) Other Refunds Related to Principal                                             0.00
(K) Total Principal Collections                                            4,441,312.99

(L) Total Collections                                                     $5,009,362.85



II. DISTRIBUTIONS
-----------------                                                                        Per $1,000 of
                                                                                       Original Balance
                                                                                       -----------------
(A) Total Interest Collections                                                         $      568,049.86
(B) Servicing Fee                                                                      $       57,242.17           0.20

Interest                                                                               Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                   Original Balance
                                                                                       -----------------
    (i)   Class A-1 Notes Monthly Interest Due                                         $            0.00              0
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw)                           0.00              0
                                                                                       -----------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall (after reserve fund draw)        $            0.00              0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                                         $            0.00              0
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw)                           0.00              0
                                                                                       -----------------
    (iii)  Class A-2 Notes Monthly Interest Shortfall (after reserve fund draw)        $            0.00              0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                                         $      320,994.37    4.204595067
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw)                     320,994.37    4.204595067
                                                                                       -----------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall (after reserve fund draw)        $            0.00              0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                                    $       68,296.54          5.875
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund draw)                 68,296.54          5.875
                                                                                       -----------------
    (iii)  Class B Certificates Monthly Interest Shortfall (after reserve fund draw)   $            0.00              0
(G) Total Note and Certificate Interest Paid (after reserve fund draw)                 $      389,290.91
(H) Excess Interest                                                                    $      121,516.78

Principal
(I) Total Principal Collections                                                        $    4,441,312.99
(J) Draw on Reserve Fund for realized losses                                                  350,220.22
(K) Total Amount Available for Principal Distribution                                  $    4,791,533.21  Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                                  Original Balance
                                                                                                       ----------------
    (i)   Class A-1 Notes Monthly Principal Due                                                     0.00              0
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw)                          0.00              0
                                                                                       -----------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall (after reserve fund draw)                    0.00              0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                                                     0.00              0
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw)                          0.00              0
                                                                                       -----------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall (after reserve fund draw)                    0.00              0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                                             4,791,533.21    62.76264801
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw)                  4,791,533.21    62.76264801
                                                                                       -----------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall (after reserve fund draw)                    0.00              0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                                                0.00              0
    (ii)  Class B Certificates Monthly Principal Paid (after reserve fund draw)                     0.00              0
                                                                                       -----------------
    (iii)  Class B Certificates Monthly Principal Shortfall (after reserve fund draw)               0.00              0
(P) Total Note and Certificate Principal Paid                                               4,791,533.21
(Q) Total Distributions                                                                     5,238,066.29
(R) Excess Servicing Releases from Reserve Account to Servicer                                 58,788.55
(S) Amount of Draw from Reserve Account                                                       350,220.22
(T) Draw from Reserve Account plus Total Available Amount                                   5,359,583.07



III.  POOL  BALANCES  AND  PORTFOLIO  INFORMATION
-------------------------------------------------
                                                      Beginning                   End
                                                     of Period                 of Period
                                                     ---------                 ---------
(A) Balances and Principal Factors
(i)    Total Portfolio Balance                    $68,690,609.46             63,899,076.25
(ii)   Total Note  and  Certificate Pool Factor        0.2363560                 0.2198689
(iii)  Class A-1 Notes Balance                              0.00                      0.00
(iv)   Class A-1 Notes Pool Factor                     0.0000000                 0.0000000
(v)    Class A-2 Notes Balance                              0.00                      0.00
(vi)   Class A-2 Notes Pool Factor                     0.0000000                 0.0000000
(vii)  Class A-3 Notes Balance                     57,065,666.46             52,274,133.25
(viii) Class A-3 Notes Pool Factor                     0.7474836                 0.6847209
(ix)   Class B Certificates Balance                11,624,943.00             11,624,943.00
(x)    Class B Certificate Pool Factor                 1.0000000                 1.0000000
(B) Portfolio Information
(i)   Weighted Average Coupon (WAC)                         9.49%                     9.43%
(ii)  Weighted Average Remaining Maturity (WAM)            25.59 months              23.97  months
(iii) Remaining Number of Receivables                     11,093                    10,640
(iv)  Portfolio Receivable Balance                $68,690,609.46             63,899,076.25



IV.  RECONCILIATION  OF  RESERVE  ACCOUNT
-----------------------------------------

(A) Beginning Reserve Account Balance                                     $4,121,436.57
(B) Draw for Realized losses                                                 350,220.22
(C) Draw for Servicing Fee                                                         0.00
(D) Draw for Class A-1 Notes Interest Amount                                       0.00
(E) Draw for Class A-2 Notes Interest Amount                                       0.00
(F) Draw for Class A-3 Notes Interest Amount                                       0.00
(G) Draw for Class B Certificates Interest Amount                                  0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates                 350,220.22
(I) Excess Interest                                                          121,516.78
(J) Reserve Account Balance Prior to Release                               3,892,733.13

(K) Reserve Account Required Amount                                        3,833,944.58

(L) Final Reserve Account Required Amount                                  3,833,944.58

(M) Reserve Account Release to Servicer                                       58,788.55

(N) Ending Reserve Account Balance                                         3,833,944.58

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and Recoveries for
        Collection Period                                                 $  350,220.22
(B) Liquidated Contracts
    (i)   Not Used                                                                 0.00
    (ii)  Not Used                                                                 0.00
    (iii) Recoveries on Previously Liquidated Contracts                       44,025.35
(C) Aggregate Net Losses for Collection Period                               306,194.87
(D) Net Loss Ratio for Collection Period (annualized)                              5.54%
(E) Cumulative Net Losses for all Periods                                  5,432,894.64
(F) Delinquent Receivables



                                         Dollar Amount                    # Units
                                         -------------                    --------
    (i)  30-59 Days Delinquent               2,110,240         3.30%         284       2.67%
    (ii)  60-89 Days Delinquent                575,950         0.90%          73       0.69%
    (iii) 90 Days or More Delinquent           536,155         0.84%          67       0.63%

(G) Repossessions
                                          Dollar Amount                   # Units
                                          -------------                   -------
                                               266,543         0.42%         35       0.33%



VI.  TESTS  FOR  INCREASE  IN  SPECIFIED  RESERVE  ACCOUNT  BALANCE
-------------------------------------------------------------------


(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                                       2.58%
    (ii) Preceding Collection Period                                             3.81%
    (iii) Current Collection Period                                              5.54%
    (iv) Three Month Average (Avg(i,ii,iii))                                     3.98%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
        Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                       2.31%
    (ii) Preceding Collection Period                                             2.11%
    (iii) Current Collection Period                                              1.74%
    (iv) Three Month Average (Avg(i,ii,iii))                                     2.05%

(C) Loss and Delinquency Trigger Indicator                            Trigger was hit



Note:  Contemporaneous  with  the  merger  of  NationsBank Corporation and BankAmerica
       Corporation,  NationsBank  changed  the timing of recognition of charge-offs on delinquent automobile loans in order to  standardize  its  policy.  The  effect of  this change  is  that delinquent automobile loans will be charged off at 120 days past  due.  Recoveries  will  be  realized  upon  receipt of  liquidation proceeds.  The estimated impact of this change is increased charge-offs  of approximately  $98,000.00  in November  1998.

The  undersigned  officers of NationsBank, N.A., as servicer, pursuant to the Sale and
Servicing  Agreement
hereby certify to the best of their knowledge and belief that the above information is true  and  correct.





/s/  William  Kinyua     /s/  Suzanne  W.  Castleberry
--------------------     -----------------------------
William  Kinyua          Suzanne  W.  Castleberry
Vice  President          Senior  Vice  President